UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

EXPERT SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Nevada	333-118799	20-0375035
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6900 East Princess Drive #2176

Phoenix, Arizona 85054

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-8036

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On December 8, 2005, Expert Systems, Inc., a Nevada corporation (the “Issuer” or “EXSM”), filed an amendment to its articles of incorporation, whereby the Issuer increased the number of common shares it is authorized to issue from 25,000,000 shares, par value $0.001, to 100,000,000 shares.

Additionally, effective December 30, 2005 Expert Systems, Inc., a Nevada corporation (the “Issuer” or “EXSM”), effected a forward stock split on a 2.5:1 (two-and one-half to one) basis. There is no mandatory recall and certificates will be payable upon surrender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPERT SYSTEMS, INC.
(Registrant)

Signature	Title	Date

/s/ Brandon Winton	President and Director	January 18, 2006
Brandon Winton

/s/ William Brent Griffin	Secretary, Treasurer and Director	January 18, 2006
William Brent Griffin